UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2009
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On June 4, 2009, CapitalSource filed a Form 8-K to report events under Items 1.01 and 7.01 and to file related exhibits under Item 9.01. The disclosure presented under Item 7.01 reported the posting of a presentation to the Investor Relations section of our website. A copy of the presentation was filed as an exhibit to the original Form 8-K and incorporated therein by reference. We are filing this Form 8-K/A to replace slide 24 from the presentation with a slide updating the information originally presented there; no changes are being made hereby to the disclosure made under Item 1.01 or the exhibits filed pursuant thereto and incorporated therein by reference. A copy of the presentation with the updated slide 24 is attached as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference. A copy of the presentation with the updated slide 24 has been posted to the Investor Relations section of our website.
     The information in Item 7.01 of the original Form 8-K and Item 7.01 of this Form 8-K/A and the exhibits attached to the original Form 8-K and this Form 8-K/A with respect to said Items 7.01 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Item 7.01 of the original Form 8-K and Item 7.01 of this Form 8-K/A and the exhibits attached to the original Form 8-K and this Form 8-K/A with respect to said Items 7.01 shall not be incorporated by reference into any registration statement or other document filed with the Commission.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits
                    See Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2009	/s/ STEVEN A. MUSELES Steven A. Museles
Executive Vice President, Chief
Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit
No.	Description
10.1	Sale and Servicing Agreement dated as of May 29, 2009, by and among CSE QRS Funding I LLC, as a seller, CapitalSource Funding III LLC, as a seller, CSE Mortgage LLC, as QRS originator, CapitalSource Finance LLC, as CS III originator and servicer, CS Europe Finance Limited, as a guarantor, and CS UK Finance Limited, as a guarantor, Wachovia Capital Markets, LLC, as administrative agent and WBNA agent, and Wells Fargo Bank, National Association, as backup servicer and collateral custodian. *

10.2	Facility Agreement dated as of October 3, 2007, among CS Europe Finance Limited and CS UK Finance Limited, as borrowers and guarantors, CapitalSource Finance LLC, as servicer, Wachovia Bank, N.A., as administrative agent and security trustee and Wachovia Securities International Ltd., as lead arranger and sole bookrunner (composite version; reflects all amendments through May 29, 2009). *

10.3	Servicing Agreement dated October 3, 2007, between CS UK Finance Limited and CS Europe Finance Limited, as borrowers, CapitalSource Finance LLC, as servicer, CapitalSource Europe Limited, as subservicer and parent, CapitalSource UK Limited, as parent, Wachovia Bank, N.A., as administrative agent and security trustee, and Wachovia Securities International Ltd., as lead arranger and sole bookrunner (composite version; reflects all amendments through May 29, 2009). *

99.1	Presentation posted to the CapitalSource Inc. website on June 4, 2009. *

99.2	Presentation originally posted to the CapitalSource Inc. website on June 4, 2009 with update slide 24. †

*	Previously filed.
†	Filed herewith.